UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Unifirst Vote + MMMMMMMMMMMM MMMMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ C 1234567890 MMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/UNF or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 P.M., Eastern Time, on January 13, 2025. Annual Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the UniFirst Corporation 2025 Annual Meeting of Shareholders to be Held on January 14, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2025 annual meeting of shareholders of UniFirst Corporation are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2024 annual report to shareholders are available at: www.envisionreports.com/UNF Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/UNF. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.www.envisionreports.com/UNF When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before December 31, 2024 to facilitate timely delivery. 2 N O T C O Y + 042J5B

Annual Shareholder Meeting Notice The 2025 Annual Meeting of Shareholders of UniFirst Corporation will be held on Tuesday, January 14, 2025, at the corporate offices of UniFirst Corporation, located at 68 Jonspin Road, Wilmington, Massachusetts 01887, at 8:30 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees set forth in Proposal 1, and FOR Proposals 2 and 3 1. Election of three Class III Directors, nominated by the Board of Directors, to serve for a term of three years until the 2028 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. 01 - Cynthia Croatti 02 - Sergio A. Pupkin 03 - Cecilia Mckenny 2. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as more fully described in the accompanying Proxy Statement. 3. Ratification of appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending August 30, 2025. Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/UNF. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials UniFirst Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by December 31, 2024.